UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

NORTHERN MINERALS & Exploration Ltd

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-146934 (Commission File Number)	98-0557171 (I.R.S. Employer Identification No.)

1267 N 680 W Pleasant Grove, UT, 84062
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (801) 885-9260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NMEX	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 2, 2026, Northern Minerals and Exploration Ltd. ("NMEX" or the "Company") entered into a Memorandum of Understanding with R.A. Miller Energy, Inc. ("RAM") regarding the acquisition of a 5.4165 net mineral acre leasehold interest located in Sections 27 and 34, Township 2 North, Range 3 West, and Section 3, Township 1 North, Range 3 West, Garvin County, Oklahoma, associated with the proposed Bosworth 0203 1H-27X well.

Pursuant to the agreement, the Company agreed to acquire the leasehold interest for total consideration of $21,666, consisting of (i) $10,833 in cash payable on or before July 31, 2026, and (ii) $10,833 payable in 216,660 shares of the Company's common stock.

Upon satisfaction of the parties' obligations, RAM will assign its 5.4165 net mineral acre leasehold position to the Company. The interest is expected to be delivered at a 77% net revenue interest.

The agreement further requires the Company to participate in the anticipated Oklahoma Corporation Commission force pooling order relating to the proposed well, including making a timely election to participate and paying its proportionate share of estimated drilling and completion costs within the deadlines established by the applicable pooling order.

The foregoing description is qualified in its entirety by reference to the Memorandum of Understanding dated May 20, 2026, which was executed by the parties on June 2, 2026.

Item 3.02 – Unregistered Sales of Equity Securities

As partial consideration for the acquisition, the Company agreed to issue 216,660 shares of its common stock valued at $10,833. The shares will be issued to persons designated by R.A. Miller Energy, Inc. in a private transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN MINERALS & EXPLORATION LTD.

Date: June 5, 2026

By: /s/ Noel Schaefer
Name: Noel Schaefer
Title: CEO and Director